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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                                 April 21, 2004
                        (Date of earliest event reported)


                             SOUTHTRUST CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




               0-3613                                  63-0574085
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        (Commission File No.)               (IRS Employer Identification No.)



        420 North 20th Street
         Birmingham, Alabama                              35203
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(Address of principal executive offices)               (Zip Code)




                                 (205) 254-5000
                         ------------------------------
              (Registrant's telephone number, including area code)
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Item 7. Financial Statements and Exhibits

(C) Exhibits

      99.1 Press release dated April 21, 2004

      99.2 Supplemental financial information


Item 12. Results of Operations and Financial Condition

      On April 21, 2004, the registrant issued a press release announcing financial results for the quarter ended March 31, 2004, which is included as
Exhibit 99.1 and is incorporated herein by reference.

      Supplemental financial information for the quarter ended March 31, 2004, which is provided to investors and other interested parties on the registrant's website at www.southtrust.com, is included as Exhibit 99.2 and is incorporated herein by reference.

      The information in this Current Report on Form 8-K, including Exhibits
99.1 and 99.2 included herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, except as otherwise stated in such filing.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              SOUTHTRUST CORPORATION
                                                   (Registrant)


Date: April 21, 2004                By         /s/ William L. Prater
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                                                 William L. Prater
                                             Its Senior Vice President